SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 10, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                          0-16014                  23-2417713
(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



                       Main at Water Street - Coudersport, PA 16915-1141
                     (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830


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Item 5.  Other Events

         The Registrant recently announced a pending transaction which is the subject of a press release which is being filed herewith as Exhibit 99.01 under
Item 7 hereof and which is incorporated by reference herein. In addition, on September 1, 1998, subsidiaries of the Registrant consummated the previously announced pending acquisition of cable systems serving approximately 62,000 subscribers in Connecticut and Virginia from Marcus Cable, Inc. for approximately $150 million in cash.


Item 7.  Financial Statements and Exhibits

Exhibit No.                         Description

99.01                               Press Release dated September 10, 1998.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 1998            ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                         By:   /s/ Timothy J. Rigas
                                                   Timothy J. Rigas
                                                   Executive Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer


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                                  EXHIBIT INDEX



Exhibit No.                             Description

99.01                                   Press Release dated September 10, 1998.

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